     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 1998

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             AVIS RENT A CAR, INC.

             (Exact Name Of Registrant As Specified In Its Charter)

           DELAWARE                          7514                  11-3347585
 (State or other jurisdiction    (Primary standard industrial   (I.R.S. employer
     of incorporation or         classification code number)     identification
        organization)                                               number)

                              900 OLD COUNTRY ROAD
                            GARDEN CITY, N.Y. 11530
                                 (516) 222-3000

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              JOHN H. CARLEY, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                             AVIS RENT A CAR, INC.
                              900 OLD COUNTRY ROAD
                            GARDEN CITY, N.Y. 11530
                                 (516) 222-3000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

       VINCENT J. PISANO, ESQ.                   STEPHEN H. COOPER, ESQ.
 SKADDEN, ARPS, SLATE, MEAGHER & FLOM           WEIL, GOTSHAL & MANGES LLP
                 LLP                                 767 FIFTH AVENUE
           919 THIRD AVENUE                      NEW YORK, NEW YORK 10153
       NEW YORK, NEW YORK 10022                       (212) 310-8000
            (212) 735-3000                         (212) 310-8007 (FAX)
         (212) 735-2000 (FAX)

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-46737

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                                                      PROPOSED MAXIMUM
                                                                    AMOUNT TO BE     AGGREGATE OFFERING      AMOUNT OF
             TITLE OF SECURITIES TO BE REGISTERED                  REGISTERED(A)           PRICE          REGISTRATION FEE
Common Stock, par value $.01 per share.........................      1,150,000          $39,100,000           $11,535

(a) Includes 900,000 shares which the Underwriters have an option to purchase to cover over-allotments.

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
    THIS REGISTRATION STATEMENT IS BEING FILED WITH RESPECT TO THE REGISTRATION OF ADDITIONAL SHARES OF COMMON STOCK, $.01 PAR VALUE, OF AVIS RENT A CAR, INC., A DELAWARE CORPORATION (THE "COMPANY"), PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("RULE 462(B)"). PURSUANT TO RULE 462(B), THE CONTENTS OF THE REGISTRATION STATEMENT OF THE COMPANY (FILE NO. 333-46737), INCLUDING THE EXHIBITS THERETO, ARE INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 16, 1998.

                                             AVIS RENT A CAR, INC.
                                             (Registrant)

                                             By:        /s/ JOHN H. CARLEY
                                                        ------------------------------------------
                                                        Name: John H. Carley
                                                        Title: Executive Vice President and General
                                                        Counsel

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                         TITLE                           DATE
--------------------------------------------------  ------------------------------------------  -----------------

                          *                         Chairman of the Board, Chief Executive       March 16, 1998
     ---------------------------------------          Officer and Director
                  R. Craig Hoenshell                  (Principal Executive Officer)

                          *                         President, Chief Operating Officer and       March 16, 1998
     ---------------------------------------          Director
                  F. Robert Salerno

                          *                         Executive Vice President and Chief           March 16, 1998
     ---------------------------------------          Financial Officer
                   Kevin M. Sheehan                   (Principal Financial Officer)

                          *                         Vice President and Controller                March 16, 1998
     ---------------------------------------          (Principal Accounting Officer)
                  Timothy M. Shanley

                          *                         Director                                     March 16, 1998
     ---------------------------------------
                  Stephen P. Holmes

                          *                         Director                                     March 16, 1998
     ---------------------------------------
                  Michael P. Monaco

                          *                         Director                                     March 16, 1998
     ---------------------------------------
                   W. Alun Cathcart

                          *                         Director                                     March 16, 1998
     ---------------------------------------
               Leonard S. Coleman, Jr.

                          *                         Director                                     March 16, 1998
     ---------------------------------------
                  Michael J. Kennedy

                          *                         Director                                     March 16, 1998
     ---------------------------------------
                  Martin L. Edelman

                          *                         Director                                     March 16, 1998
     ---------------------------------------
                  Deborah L. Harmon

                    SIGNATURE                                         TITLE                           DATE
--------------------------------------------------  ------------------------------------------  -----------------
                          *                         Director                                     March 16, 1998
     ---------------------------------------
                 Michael L. Tarnopol

------------------------

* Karen C. Sclafani, by signing her name hereto, does hereby execute this Registration Statement on behalf of the officers and directors and officers of the Registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such officers and directors and officers contained on the signature pages of the original Registration Statement.

                                          By: /s/ Karen C. Sclafani
                                             -----------------------------------
                                             Karen C. Sclafani
                                             Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                                    DESCRIPTION
---------  ---------------------------------------------------------------------------------------------------------
5          Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding legality of the Common Stock.
23.1       Consent of Deloitte & Touche LLP, Independent Auditors of the Company.
23.2       Consent of Ernst & Young LLP, Independent Auditors of The First Gray Line Corporation.
23.3       Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in
           Exhibit 5)
24         Powers of Attorney*

------------------------

* Incorporated by reference to the Registrant's Registration Statement on Form S-1, 333-46737.